Taxation - Summary of Net Deferred Tax Assets (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Components of Deferred Tax Assets [Abstract]
Net operating loss carry-forwards	¥ 70,985	¥ 86,679	¥ 86,628
Deductible advertising expenses	262,801	161,842	87,639
Others	1,062	1,511	1,490
Total deferred tax assets	334,848	250,032	175,757
Less: valuation allowance	(334,848)	(250,032)	(175,757)	¥ (75,501)
Total deferred tax assets, net of valuation allowance	¥ 0	¥ 0	¥ 0